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                                                                   Exhibit 10.17

                               PLEDGE AGREEMENT
                               ----------------


          This Pledge Agreement ("Agreement") is dated as of June 30, 1999, between Pantelis Georgiadis (the "Pledgor") and Lante Corporation, an Illinois corporation (the "Secured Party").

                                    RECITALS
                                    --------

     WHEREAS, Pledgor, has exercised options to purchase 500,000 shares of Common Stock of the Secured Party and, in connection with the payment of aggregate exercise price therefor and expected income taxes resulting therefrom, has obtained a $276,000 loan from Secured Party (the "Loan"); and

     WHEREAS, the Loan is evidenced by a Secured Promissory Note of even date herewith in the aggregate principal amount of $276,000 (the "Note");and

     WHEREAS, as a condition for making the Loan, Secured Party requires that the Note be secured by a pledge of the shares of stock received by Pledgor.

     NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Grant of Security Interest.

     (a) The Pledgor hereby pledges to the Secured Party and grants to the Secured Party, as security for the prompt and complete payment, observance and performance of all of Pledgor's obligations under the Note (the "Liabilities"), including the payment of principal, interest and fees thereunder, a security interest in (i) 500,000 shares of Common Stock of the Secured Party (such shares of stock are referred to herein as the "Pledged Shares"), registered on the books and records of said Secured Party in the name of Pledgor, (ii) the "Powers" (as defined below), (iii) the property and interests in property described in paragraphs 7 and 8 below, (iv) dividends and distributions payable with respect to the Pledged Shares pursuant to paragraph 4 below, and (v) any and all proceeds of the foregoing (the items described in (i) through (v) above being hereinafter collectively referred to as the "Collateral").

     (b) The Pledgor agrees to execute and deliver to the Secured Party (i) stock powers in the form of Exhibit A attached hereto and made a part hereof, appropriately endorsed in blank, with respect to the Pledged Shares constituting certificated securities and (ii) such other documents of transfer as the Secured Party may from time to time request to enable the Secured Party to transfer the Collateral into its name (all of the foregoing are hereinafter collectively referred to as the "Powers").

2. Perfection of Security Interest. The Pledgor agrees (a) immediately to deliver to the Secured Party all certificates evidencing any of the Collateral which may at any time come into the possession of the Pledgor,
     (b) to execute and deliver to the Secured Party such financing statements as the Secured Party may request from time to time hereafter with respect to the Collateral, and (c) to take such other steps as the Secured Party may from time to time reasonably request to perfect the Secured Party's security interest in the Collateral under applicable law. The Pledgor agrees that this Agreement or a photocopy of this Agreement shall be sufficient as a financing statement.

3. Voting Rights. During the term of this Agreement, and so long as Pledgor has not committed an "Event of Default" under the Note (such Event of Default by Pledgor shall constitute an "Event of Default" herein), the Pledgor shall have the right to vote the Pledged Shares and exercise any voting rights pertaining to the Collateral and to give consents, ratifications and waivers with respect thereto. After the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled, at the Secured Party's option and following written notice from the Secured Party to the Pledgor, to exercise all voting powers pertaining to the Collateral and to give, exclusively, consents, ratifications and waivers with respect thereto for all purposes.

4. Dividends and Other Distributions. During the term of this Agreement, and so long as no Event of Default shall have occurred and is continuing, the Pledgor shall have all rights with respect to dividends and other distributions with respect to the Collateral. Upon the occurrence and during the continuance of an Event of Default, and upon the giving of written notice to the Pledgor by the Secured Party of its intention to exercise its rights hereunder, all rights with respect to dividends and distributions with respect to the Collateral shall become vested in the Secured Party and the Secured Party shall be entitled to receive any and all distributions paid in respect of the Collateral, including, without limitation, any and all cash distributions paid in connection with a partial or total liquidation or dissolution of the Company and cash paid, payable or otherwise distributed in redemption of, in exchange for, or as a return of the Pledgor's capital investment in the Company, and any such amounts, if received by Pledgor, shall be held in trust for the benefit of the Secured Party segregated from other property or funds of the Pledgor and forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsements). All such amounts collected by the Secured Party shall be applied to the Liabilities.

5.   Representations.  The Pledgor warrants and represents as follows:

     (a)  The Pledgor is the sole, legal and beneficial owner of the Collateral;

     (b)  The Pledgor has full power and authority to enter into this Agreement;

     (c) The Pledgor has the right (i) to vote the Pledge Shares and (ii) to pledge and grant a security interest in all or any part of the Collateral, free of any lien or other charge, encumbrance or restriction;

     (d) The Powers are duly executed and give the Secured Party the authority they purport to confer.

6. Transfers and Other Liens. The Pledgor agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral without the prior written consent of the Secured Party, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest granted under this Agreement.

7. Pledged Shares Adjustments. In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company (including, without limitation, the issuance of additional shares of capital stock of the Company), then the Secured Party shall have a security interest in (i) the number of additional shares of the capital stock of the Company issued in respect of the Pledged Shares and/or all of the issued and outstanding shares of each class of the capital stock of the Company into which the Pledged Shares have been converted and (ii) all non-equity securities issued to or acquired by the Pledgor by reason of any such change or exercise; and all such shares or other securities shall become part of the Collateral.

8. Options and Other Rights. In the event that, during the term of this Agreement, rights or options shall be issued by the Company in connection with the Collateral, then the Secured Party shall have a security interest in such rights and options; and all such rights and options shall become part of the Collateral.

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9.   No Discharge.  The Pledgor shall remain bound and his liabilities hereunder shall be unconditional, irrespective of (i) the validity or enforceability, avoidance or subordination of the Liabilities, (ii) the election of any remedy by the Secured Party, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Secured Party with respect to any provision of the Note, (iv) failure by the Secured Party to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any of the Collateral, (v) any failure, neglect or omission on the part of Secured Party to realize upon any other collateral or security for performance of the Liabilities, (vi) the election by the Secured Party in any proceeding instituted under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of the Secured Party for repayment of the Liabilities, or
     (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Pledgor; all of the foregoing being expressly waived by the Pledgor.

10. Waivers. The Pledgor hereby waives any requirement of diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Pledgor, protest or notice with respect to the Liabilities, the benefit of any statutes of limitation, and all demands whatsoever (and shall not require that the same be made on the Pledgor as a condition precedent to the Pledgor's liabilities hereunder), and covenants that this Agreement will not be discharged, except as provided in paragraph 12 hereof.

11. Remedies Following an Event of Default. The Secured Party may, upon or at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Collateral or any part thereof into its name with or without any indication that such Collateral is subject to the security interest hereunder. The Pledgor hereby appoints the Secured Party as its attorney-in-fact to arrange at the Secured Party's option for such transfer. The Secured Party shall have, in addition to the foregoing and any other rights given under this Agreement or by law, all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Illinois or other applicable law. In addition, following the occurrence and during the continuance of an Event of Default, the Secured Party shall have such powers of sale and other powers as may be conferred by applicable law.
     With respect to the Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Secured Party or which the Secured Party shall otherwise have the ability to transfer under applicable law, the Secured Party may, in its sole discretion, without notice except as specified below, following the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as the Secured Party may deem best, for cash or on credit or for future delivery, without assumption of any credit risk on the part of the Secured Party and the purchaser of any or all of the Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Secured Party will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, any requirements of reasonable notice shall be met if ten
     (10) Business Days' notice of such sale or disposition is provided to the Pledgor. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Secured Party may, in its own name or in the name of a designee or nominee, buy all or any part of the Collateral at any public sale and, if permitted by applicable law, buy all or any part of the Collateral at any private sale. The Pledgor will pay to the Secured Party all expenses (including, without limitation, court costs and attorneys' and paralegals' fees and expenses) of, or incident to,
     (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or collection of or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any provision hereof. In view of the fact that federal and state securities laws and securities laws in foreign jurisdictions may impose certain restrictions on the method by which a sale of the Collateral may be effected after the occurrence and during the continuance of an Event of Default, the Pledgor agrees the Secured Party may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Secured Party may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by the Secured Party, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Collateral. If the Secured Party solicits such offers, then the acceptance by the Secured Party of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Collateral.

12. Term. This Agreement shall remain in full force and effect until all of the Liabilities shall have been completely paid and satisfied in full.

13. The Secured Party's Exercise of Rights and Remedies Upon the Occurrence and During the Continuance of an Event of Default. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that, upon occurrence and during the continuance of an Event of Default, the Secured Party may exercise any of the rights and remedies provided in this Agreement or otherwise available to it by law or in equity.

14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgor, the Secured Party and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or estate of or for the Pledgor.

15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to conflicts of law principles. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

16. Further Assurances. The Pledgor agrees that he will cooperate with the Secured Party and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other action, including, without limitation, the filing of financing statements, as the Secured Party may reasonably request from time to time in order to carry out the provisions and purposes hereof.

17. The Secured Party Appointed Attorney-in-Fact. The Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any distribution, interest payment or other dividend distribution in respect of the Collateral or any part thereof and to give full discharge for the same. This power of attorney created under this paragraph 17, being coupled with an interest, shall be irrevocable for the term of this Agreement and thereafter as long as this Agreement remains in effect, but shall not be deemed to authorize the Secured Party to take any action which the Pledgor could not be required to take hereunder.

                                      -4-
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18.  Secured Party's Duty.  The Secured Party shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the Secured Party's (a) gross negligence or willful misconduct, or (b) failure to use reasonable care with respect to the safe custody of any certificate evidencing any of the Collateral which is in the physical possession of the Secured Party. Without limiting the generality of the foregoing, the Secured Party shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option, and all expenses incurred in connection therewith shall be for the sole account of the Pledgor, and shall be added to the Liabilities secured hereby.

19. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed given: (a) upon personal delivery (b) three business days after deposit in the U.S. Mail, return receipt requested or (c) one business day after deposit with an overnight air courier service; if to the Secured Party, addressed to its principal place of business, attention: President; and if to Pledgor, to his address as it appears on the books and records of the Company.

20. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

21. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     IN WITNESS WHEREOF, the Pledgor and the Secured Party have executed this Agreement as of the day and year first above written.


                                          LANTE CORPORATION


/s/ Pantelis A. Georgiadis                   /s/ Scott Smaller
_______________________________           By:_________________________________
Pantelis A. Georgiadis

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                                   EXHIBIT A
                                   ---------

                                       to

                                PLEDGE AGREEMENT

                                     Powers
                                 (See attached)


                                      A-1
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                                  STOCK POWER

          FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to __________________, 500,000 shares of the common stock of Lante Corporation, Inc., an Illinois corporation, represented by certificate No. ___, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint Lante Corporation attorney to transfer the shares of said corporation, with full power of substitution in the premises.


                                    /s/ Pantelis A. Georgiadis
Dated: July 30, 1999                ________________________________
                                    Pantelis A. Georgiadis


This assignment is made for collateral purposes pursuant to, and subject to the terms and conditions of, that certain Pledge Agreement dated July 30, 1999, between Pantelis A. Georgiadis and Lante Corporation.

                                      A-2